UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                               December 10, 2002
               Date of report (date of earliest event reported)


                             QUADRAMED CORPORATION
            (Exact Name of Registrant as Specified in Its Charter)


        Delaware                       0-21031                    52-1992861
    (State or Other            (Commission File Number)         (IRS Employer
      Jurisdiction                                           Identification No.)
   of Incorporation)


22 PELICAN WAY, SAN RAFAEL, CALIFORNIA                     94901
 (Address of Principal Executive Offices)                (Zip Code)


                                (415) 482-2100
             (Registrant's Telephone Number, Including Area Code)

ITEM 5. Other Items.

QuadraMed Corporation ("QuadraMed") released a press release on December 10, 2002 providing an update of its ongoing restatement activities.


ITEM 7.    Exhibit.

           Exhibit No.        Description

           99.1 QuadraMed Press Release dated December 10, 2002 entitled, "Quadramed Updates Restatement Status."


                                  SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  December 13, 2002                       QUADRAMED CORPORATION


                                               By: /s/ Michael H. Lanza
                                                  ---------------------------
                                                  Michael H. Lanza
                                                  Executive Vice President
                                                  and Corporate Secretary

                                 EXHIBIT 99.1

                                                         QUADRAMED CORPORATION
                                                                        (Logo)

FOR IMMEDIATE RELEASE

                                                  CONTACT:

                                                  Carey Rutigliano,
                                                  Sr. Director of Finance
                                                  crutigliano@quadramed.com
                                                  415.482.2320


                     QUADRAMED UPDATES RESTATEMENT STATUS

San Rafael, California - Tuesday, December 10, 2002 - QuadraMed Corporation (Nasdaq: QMDCE) today reported that it expects to complete its internal work within a week regarding the restatement of the financial statements for the years ended December 31, 1999, 2000 and 2001 and the quarter ended March 31, 2002 and its still unfiled financial statements for the quarters ended June 30 and September 30, 2002. The Company said that it was making every effort to complete the audit and quarterly review phase of the financial statements and that, although it could offer no assurances, it expected that these SEC filings could be further delayed for several weeks.

QuadraMed has initiated discussions with The Nasdaq Stock Market Inc. regarding the impact of this delay on its listing status. In October, the Nasdaq Listings Qualifications Panel notified the Company that its common shares would continue to be listed on the Nasdaq National Market until December 16, 2002.

The Company has also notified Nasdaq that the announced sale of its HIM Services business, upon closing, will add between approximately $8 to $9 million to shareholder equity and that it expects that it will meet the Nasdaq continued listing requirements for that criteria.

In October, QuadraMed reported that it expected that the restatement and reaudit of its 1999 financial statements could require approximately sixty days. Changes in the Company's management and financial staff since 1999 and the fact that Arthur Andersen LLP originally audited the 1999 financials have been among the factors lengthening the review of historical financial transactions. As a consequence, the Company's internal work has taken slightly longer than estimated in performing restatement procedures and preparing for an audit.

Finally, the Company reported that Deloitte and Touche LLP has reported to the audit committee of the board of directors that its previously announced forensic procedures have not revealed any indications of fraud or intentional wrongdoing.

"I am proud of the work our financial staff has done," said QuadraMed Chairman and Chief Executive Officer Lawrence P. English. "This has been a very complex task. We have spared no resources and the commitment of our staff has been unwavering. In the meantime, our sales staff continues to close sales and increase the pipeline. I expect another strong bookings quarter. The beta test of our Affinity(R) Computerized Physician Order Entry product is going well and our new Quantim(R) products have been very well received in the market. The sale of the HIM Services business adds to our liquidity and advances our strategic goal to focus on software."

                          About QuadraMed Corporation

QuadraMed is dedicated to developing information technology and providing consulting services that help healthcare professionals deliver outstanding patient care with optimum efficiency. Offering real-world solutions for every aspect of acute care information management, QuadraMed has four main product lines: Affinity(R) Healthcare Information System, Quantim(R) Health Information Management Software and Services, Complysource(R) Compliance Solutions, and Chancellor(TM) Financial Products and Services. Behind our products and services are nearly 1000 professionals whose healthcare experience has earned QuadraMed the trust and loyalty of its many customers. To find out more about QuadraMed, visit www.quadramed.com.

   Cautionary Statement on Risks Associated With Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties. The words "believe," "expect," "anticipate," "intend," "plan," "estimate," "may," "should," "could," and similar expressions are intended to identify such statements. Forward-looking statements are not guarantees of future performance and are to be interpreted only as of the date on which they are made. QuadraMed undertakes no obligation to update of revise any forward-looking statement. As previously announced, QuadraMed is in the process of restating its historical financial statements.

Important factors that could cause QuadraMed's actual results to differ materially from these forward-looking statements include, but are not limited to, the following: (i) forensic procedures carried out by QuadraMed may not be sufficient to permit the restatements to be completed on a timely basis or at all; (ii) QuadraMed's ability to remain listed on the Nasdaq National Market;
(iii) QuadraMed's quarterly operating results may vary, (iv) QuadraMed's stock price may be volatile, (v) QuadraMed's investments are subject to market risk,
(vi) QuadraMed faces product development risks from rapid technological changes, (vii) QuadraMed's products may be subject to bugs and other errors,
(viii) QuadraMed's intellectual property and technology may be subject to infringement claims or be infringed upon, (ix) QuadraMed's products and services, particularly those sold to government entities and those sold to customers receiving government reimbursement, are subject to scrutiny, regulation, and possible future regulation by state and federal governments;
(x) increased competition for QuadraMed's products and services, and (xi) QuadraMed may need to use its cash balances to repurchase or redeem its subordinated convertible debentures. QuadraMed does not intend this list of important factors to be exhaustive and advises investors that it discusses other risks and uncertainties that could cause QuadraMed's actual results to differ from these forward-looking statements in its periodic reports filed with the Securities and Exchange Commission ("SEC"). These SEC filings can be accessed through the Investor Relations section of our website, www.quadramed.com, or through the SEC's EDGAR Database at www.sec.gov (QuadraMed has EDGAR CIK No. 0001018833).

Note to Editors: QuadraMed, Affinity, Quantim, and Complysource are registered trademarks of QuadraMed Corporation. Chancellor is a trademark of QuadraMed Corporation. All other trademarks and registered trademarks are the properties of their respective holders.

                                      ###